SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549
__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 28, 2013

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PPLUS TRUST SERIES EQ-1)
(Exact name of registrant as specified in its charter)

Delaware	001-33538	13-3891329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Bryant Park, 4th FL New York, New York	10036
(Address of principal executive offices)	(Zip Code)
 __________________________

Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On February 28, 2013 The Bank of New York Mellon, as Trustee for the PPLUS Trust Series EQ-1 Trust (the “Trust”), issued a press release regarding the receipt of a notice from the Depositor that the Depositor recently determined that the Underlying Securities Issuer of Concentrated Underlying Securities, Embarq Corporation ceased to be a reporting company under the Exchange Act in 2009.  A Form 15 “Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Section 13 and 15(d) of the Securities Exchange Act of 1934” was filed for Embarq Corporation, the Underlying Securities Issuer in connection with the PPLUS Trust Certificates Series EQ-1 trust, on July 13, 2009.  This requires termination of the trust.  A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 28, 2013

MERRILL LYNCH DEPOSITOR, INC. By: /s/ John Marciano Name: John Marciano Title: Vice President

EXHIBIT INDEX

Exhibit 99.1Press Release, dated February 28, 2013